Developing next-generation immunotherapies that address cancer immune resistance KA (Nasdaq) March 2024 Exhibit 99.2

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KVA12123: VISTA blocking mAb to address immunosuppression in the TME Ongoing Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Cleared first 5 monotherapy cohorts & first two combination cohort, no dose limiting toxicities, >90% VISTA receptor occupancy Biomarkers demonstrate efficacy-related cytokine secretion and significant changes in anti-tumor immune cell subpopulations Long-term stable disease observed in monotherapy and partial responses in combination therapy  2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Innate Immunity Focused Pipeline Anticipated KVA12123 Catalysts Kineta is developing next-generation immunotherapies that address cancer immune resistance ~$1.3 billion in potential milestone payments plus royalties on net sales Partnerships Currently exploring strategic alternatives

Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Improving survival for checkpoint inhibitor (CPI) non-responders (70-80%)* Reprogramming the immune system to attack cancer Integrating innate and adaptive immune responses *Based on publicly available information Blockade and down-regulation of immune response T cells lose cancer fighting function Mechanisms of Cancer Immune Resistance Tumor cells are invisible to immune system Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance Innate immunity Involved in early response to cancer Necessary driver for appropriate adaptive immunity Significant cause of cancer resistance Adaptive immunity Most competitor drug development is focused only on T cell adaptive immunity Innate Immunity Adaptive Immunity Dendritic cell Macrophage Mast cell Eosinophil Basophil Neutrophil Natural Killer cell Granulocytes gd T cell Natural killer T cell B cell Antibodies CD4 T cell CD8 T cell ab T cell

Kineta’s immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance Drug program Discovery Pre- clinical Phase 1 Phase 2 Phase 3 Anticipated milestones Immuno-suppression: αVISTA mAb Indications: Advanced solid tumors (NSCLC, CRC, OC) Advanced solid tumors NSCLC, CRC, OC, RCC & SCCHN* 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Exhausted T-cells: αCD27 agonist mAb Indications: Advanced solid tumors Advanced solid tumors KVA12123

KVA12123 Potentially differentiated VISTA blocking immunotherapy

VISTA is a key driver of immunosuppression in the tumor microenvironment Immunosuppressive protein expressed on myeloid cells Highly expressed in cold tumors including lung, colon and ovarian cancers Correlates with poor outcomes in cancer patients Up-regulated after CPI therapy and associated with treatment failure VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression Melanoma patient survival by VISTA expression in tumor-infiltrating immune cells 1 VISTA expression increases in melanoma patient during pembrolizumab relapse/progression 2 References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017

KVA12123: Potentially differentiated VISTA blocking immunotherapy Product Development stage Isotype pH Binding Single Agent Tumor Model Efficacy CRS Cytokine Release Kineta KVA12123 Phase 1 Engineered IgG1 mAb that binds to a unique epitope Binds at both physiologic and acidic pH Strong single agent tumor growth inhibition No CRS-associated cytokine release or neurotoxicity Hummingbird HMBD002 Phase 1 IgG4 Physiologic & acidic Moderate IL-6 Sensei SNS-101 Phase 1 IgG1 Acidic Weak TNFα Pierre Fabre WO180 Phase 1 IgG1 Physiologic & acidic IL-6 Curis* CI-8993 Phase 1 IgG1 Physiologic Moderate TNFα, IFNγ, IL2, IL-1β Pharmabcine PMC309 Phase 1 IgG1 Physiologic & acidic Moderate IFNγ Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS Empty cells indicate no public data available *Curis de-prioritized to focus on company’s lead asset Kineta data and analysis on file

Blocking VISTA can reverse immunosuppression in the TME Enhances NK cell activation Enhances monocyte activation and pro-inflammatory cytokine induction Inhibits MDSC (myeloid-derived suppressor cells) Promotes Teff function Drives anti-tumor activity

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models Tumor Growth Inhibition Anti-VISTA: 35-42% Anti-PD1: 42-60% Combination: 68% Colon Carcinoma Model MC38* Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 hVISTA KI mice hVISTA KI mice hVISTA KI mice Bladder Cancer Model MB49* hVISTA KI mice Tumor Growth Inhibition Anti-VISTA: 40% Anti-PD1: 67% Combination: 85% Tumor Growth Inhibition Anti-VISTA: 75% Tumor Growth Inhibition Anti-VISTA: 66% *Combination therapy studies used sub-optimal doses of each agent KVA12.2a: mouse isotype equivalent of KVA12123 Kineta poster presentation at AACR 2021 and SITC 2022 Monotherapy Combination therapy Mean Tumor Volume Days post implantation Avg. Tumor Volume (mm3) Mean Tumor Volume Days post implantation Avg. Tumor Volume (mm3) Avg. Tumor Volume (mm3) Days post implantation Avg. Tumor Volume (mm3) Mean Tumor Volume Days post implantation Avg. Tumor Volume (mm3) Mean Tumor Volume

Myeloid compartment Lymphoid compartment KVA12123 drives an integrated innate and adaptive anti-tumor immune response in MB49 preclinical model (ex vivo) Kineta poster presentation at SITC 2022

KVA12123 was well tolerated with no CRS-associated signal in preclinical models NHP toxicology studies Human whole blood 30 mg/kg dose 100 mg/kg dose TNFα IL-6 Kineta poster presentation at SITC 2022 Single and repeat-dose toxicology studies in NHP with KVA12123 exposure >100-fold over target human exposure Well tolerated No treatment-related adverse events No change in CRS cytokine levels (IL6 or TNFα) No mortality No overt clinical signs or weight loss IL-6 IL-6 TNFα TNFα

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Brown staining in human tumors indicates VISTA expression 20x 20x 20x Normal Human Tumor Lung Colon Ovary Kineta data on file

VISTA-101: Phase 1/2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Patient population: Phase 1 basket trial in patients with advanced solid tumors (up to 60 patients) Phase 2 in NSCLC, HNSCC, OC, CRC, RCC and TBD other patients Study objectives: Primary: Safety and tolerability, recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123 Secondary: Pharmacokinetics, immunogenicity, tumor response in subjects with advanced solid tumors per iRECIST (ORR) Exploratory: Biomarker and receptor occupancy Merck research collaboration Clinical trial collaboration and KEYTRUDA® supply agreement

KVA12123 3 mg Q2W KVA12123 10 mg Q2W KVA12123 30 mg Q2W KVA12123 100 mg Q2W KVA12123 300 mg Q2W KVA12123 1000 mg Q2W VISTA-101: Cleared five monotherapy cohorts and first two cohorts in combination with pembrolizumab 2 patients 5 patients 3-6 patients 4 patients 6 patients 4 patients Phase 1 Dose Escalation* 3 patients 6 patients 3-6 patients 3-6 patients Phase 2 Dose Expansion NSCLC SCCHN OC CRC RCC NSCLC SCCHN Monotherapy (Part A) Up to 36 patients Combination Therapy (Part B) Up to 24 patients Monotherapy (Part C) Combination Therapy (Part D) Part A RP2D Part B RP2D KVA12123 Q2W pembro 400mg Q6W KVA12123 Q2W Modified BOIN Design with Accelerated Titration Dose cleared As of 2/29/24 Kineta data and analysis on file KVA12123 30 mg Q2W pembro 400 mg Q6W KVA12123 100 mg Q2W pembro 400 mg Q6W KVA12123 300 mg Q2W pembro 400 mg Q6W KVA12123 1000 mg Q2W pembro 400mg Q6W

PART A PART B Characteristic Statistic 3mg IV Q2W (N=2) 10mg IV Q2W (N=5) 30mg IV Q2W (N=4) 100mg IV Q2W (N=4) 300mg IV Q2W (N=4) 30mg IV Q2W + Pemb. (N=3) 100mg IV Q2W + Pemb. (N=5) Total Gender (n %) Female 1 (50) 4 (80) 2 (50) 1 (25) 2 (50) 1 (33) 2 (40) 13 (48) Male 1 (50) 1 (20) 2 (50) 3 (75) 2 (50) 2 (67) 3 (60) 14 (52) Race (n %) Black or African American 0 (0) 1 (20) 1 (25) 0 (0) 0 (0) 0 (0) 0 (0) 2 (7) Other 0 (0) 2 (40) 0 (0) 0 (0) 0 (0) 0 (0) 1 (20) 3 (11) White 2 (100) 2 (40) 3 (75) 4 (100) 4 (100) 3 (100) 4 (80) 22 (81) Age (Years) Mean 62.5 62.0 57.8 65.0 63.2 60.0 73.2 63.9 Median 62.5 64.0 56.5 64.0 68.0 61.0 75.0 64.0 Min, Max 62.0, 63.0 47.0, 72.0 53.0, 65.0 55.0, 77.0 47.0, 70.0 49.0, 70.0 57.0, 87.0 47.0, 87.0 Baseline ECOG PS (n %)      Grade 0 0 (0) 2 (40) 0 (0) 1 (25) 1 (25) 2 (67) 0 (0) 6 (22)      Grade 1 2 (100) 3 (60) 4 (100) 3 (75) 3 (75) 1 (33) 5 (100) 21 (78) VISTA-101: Baseline patient characteristics Heavily pretreated patients with multiple prior lines of therapy As of 02/27/24

PART A PART B Characteristic Statistic 3mg IV Q2W (N=2) 10mg IV Q2W (N=5) 30mg IV Q2W (N=4) 100mg IV Q2W (N=4) 300mg IV Q2W (N=4) 30mg IV Q2W + Pemb. (N=3) 100mg IV Q2W + Pemb. (N=5) Total Cancer Type (n %)      Bladder 1 (50) 1 (20) 1 (25) 0 (0) 0 (0) 0 (0) 0 (0) 3 (11)      Breast 0 (0) 0 (0) 0 (0) 0 (0) 1 (25) 0 (0) 0 (0) 1 (4)      Colon 0 (0) 1 (20) 0 (0) 1 (25) 2 (50) 0 (0) 0 (0) 4 (15)      Endometrial 0 (0) 0 (0) 0 (0) 0 (0) 1 (25) 0 (0) 0 (0) 1 (4)      Lung 0 (0) 1 (20) 1 (25) 0 (0) 0 (0) 1 (33) 0 (0) 3 (11)      Other 1 (50) 0 (0) 0 (0) 3 (75) 0 (0) 1 (33) 5 (100) 10 (37)      Pancreatic 0 (0) 1 (20) 2 (50) 0 (0) 0 (0) 0 (0) 0 (0) 3 (11)      Renal 0 (0) 1 (20) 0 (0) 0 (0) 0 (0) 1 (33) 0 (0) 2 (7) TNM Stage at Initial Dx (n %)      I 0 (0) 1 (20) 0 (0) 0 (0) 1 (25) 0 (0) 0 (0) 2 (7)      II 0 (0) 1 (20) 1 (25) 0 (0) 0 (0) 1 (33) 1 (20) 4 (15)      III 0 (0) 0 (0) 0 (0) 0 (0) 2 (50) 1 (33) 0 (0) 3 (11)      IV 1 (50) 3 (60) 2 (50) 2 (50) 0 (0) 1 (33) 2 (40) 11 (41)      Missing 1 (50) 0 (0) 1 (25) 2 (50) 1 (25) 0 (0) 2 (40) 7 (26) VISTA-101: Demographics As of 02/27/24

VISTA-101: KVA12123 was well tolerated in 3, 10, 30, 100 and 300mg monotherapy cohorts and in 30 and 300mg combotherapy cohorts No dose limiting toxicities (DLT) were observed MedDRA Preferred Term 3mg N=2 (%) 10mg N=5 (%) 30mg N=4 (%) 100mg N=4 (%) 300mg N=4 (%) 30mg IV Q2W + Pemb. (N=3) 100mg IV Q2W + Pemb. (N=5) All doses N=27 (%) Total Subjects With Any Related TEAE 1 (50) 4 (80) 3 (75) 2 (50) 2 (50) 2 (67) 2 (40) 16 (59) Chills 0 (0) 1 (20) 1 (25) 1 (25) 0 (0) 1 (33) 1 (20) 5 (19) Infusion related reaction 0 (0) 2 (40) 2 (50) 0 (0) 0 (0) 0 (0) 0 (0) 4 (15) Fatigue 0 (0) 0 (0) 0 (0) 0 (0) 1 (25) 1 (33) 1 (20) 3 (11) Blood bilirubin increased 0 (0) 0 (0) 1 (25) 0 (0) 0 (0) 1 (33) 0 (0) 2 (7) Constipation 1 (50) 0 (0) 0 (0) 1 (25) 0 (0) 0 (0) 0 (0) 2 (7) Diarrhoea 0 (0) 1 (20) 0 (0) 0 (0) 0 (0) 0 (0) 1 (20) 2 (7) Myalgia 1 (50) 0 (0) 1 (25) 0 (0) 0 (0) 0 (0) 0 (0) 2 (7) Pyrexia 0 (0) 0 (0) 1 (25) 0 (0) 1 (25) 0 (0) 0 (0) 2 (7) Kineta data and analysis on file As of 02/27/24

VISTA-101: No evidence of CRS-associated cytokine induction after KVA12123 administration Kineta data and analysis on file

VISTA-101: KVA12123 exhibited a greater than dose-proportional PK profile and achieved >90% VISTA RO at doses ≥30 mg VISTA Receptor Occupancy (RO) Pharmacokinetics Kineta data and analysis on file

VISTA-101: KVA12123 clinical profile summary Safety Cleared 3, 10, 30, 100 and 300 mg KVA12123 monotherapy cohorts and 30mg and 100mg KVA12123/pembrolizumab combination cohorts Well tolerated and no dose limiting toxicities (DLT) were observed at any dose level No evidence of CRS-associated cytokines (IL-6, TNFα & IL-10) were detected Pharmacokinetics and Receptor Occupancy (RO) KVA12123 administration achieved >90% VISTA RO at ≥30 mg doses Pharmacokinetic analyses demonstrated a greater than dose-proportional increase in drug exposure across all evaluated doses, consistent with target-mediated drug disposition at lower doses Estimated RP2D is approximately 600 mg Biomarkers Demonstrated efficacy-related cytokine secretion of CXCL10, IFNg, CCL2, CCL3, CCL4 and CXCL8 Significant changes in anti-tumor immune cell subpopulations were observed after treatment

VISTA-101: clinical study summary Monotherapy Arms (3 – 300 mg KVA12123, Q2W) 21 patients enrolled 12 patients received both baseline and at least one follow up scan 9 of 12 patients achieved stable disease as best overall response (75%) Mean duration of stable disease is 15 weeks (9 patients remain on therapy) Longest duration of SD is 28 weeks in ongoing CPI-failed NSCLC patient with 6 prior lines Combination Arms (30 – 100 mg KVA12123 Q2W; 400 mg pembro Q6W) 9 patients enrolled 3 patients received both baseline and at least one follow up scan 1 of 3 evaluable patients achieved a partial response and 1 of 3 a stable disease as best overall response (67%) RCC patient achieved BOR of 23.7% reduction in target lesion Mucoepidermoid carcinoma patient achieved BOR of 52.7% in target lesions

VISTA-101 phase 1: Duration of treatment NSCLC Prostate Renal cell carcinoma Bladder Mucoepidermoid Ca Colorectal Leiomyosarcoma Renal cell carcinoma NSCLC Colorectal Pancreatic Anal Melanoma HNSCC (oral cavity) HNSCC (tongue) Breast HNSCC Urothelial carcinoma Urothelial carcinoma Colorectal Colorectal Pancreatic Pancreatobilary GE junction carcinoma Melanoma Appendiceal Endometrium Colorectal NSCLC Pancreatic Kineta data and analysis on file As of 2/23/2024

VISTA-101 phase 1: Best overall response (iRecist, patients with at least one follow up scan) Urothelial Pancbiliary HNSCC Pancreatic Colorectal Colorectal Anal Leiomyo Prostate Bladder NSCLC Urothelial NSCLC RCC RCC Mucoepi Kineta data and analysis on file As of 3/05/2024 1 Prior CPI failure 2 PD-L1 negative tumor 1 2 1 1 1 1 1 1 1

VISTA-101: KVA12123 demonstrated dose proportional induction of pro-inflammatory biomarkers required for strong anti-tumor activity Induces pro-inflammatory myeloid derived cytokines/chemokines involved in immune cell activation and recruitment in the TME Consistent with preclinical models (NHP and KO mice) Biomarker validation of VISTA target engagement * p<0.05, ** p<0.01, *** p<0.001 Kineta data and analysis on file

VISTA-101: KVA12123 demonstrated VISTA on-target immune cell responses involved in anti-tumor activity Increases anti-tumor Non-classical monocytes, NK cells, helper (CD4+) and cytotoxic (CD8+) T cells in the blood Kineta data and analysis on file

28 Source: Globaldata: Epidemiology Market Size Forecast - 2027 Incident cases diagnosed (N) 8MM: US, France, Germany, Italy, Spain, UK, Japan, and urban China *Based on publicly available information (70-80%) 2.9M annual newly diagnosed patients 2.0M 70% checkpoint inhibitor non-responders* Large commercial market opportunity in potential solid tumor indications for KVA12123 in 2027 NSCLC 984K newly diagnosed patients Colorectal 1.2M newly diagnosed patients Ovarian 142K newly diagnosed patients Head and neck 243K newly diagnosed patients Renal cell carcinoma 372K newly diagnosed patients

Anti-CD27 agonist mAb immunotherapy

Anti-CD27 agonist antibodies can drive tumor growth inhibition as a monotherapy and in combination with CPIs References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 2017 3. Buchan et al. Clin. Cancer Research 2018 Monotherapy CT26 Colorectal Cancer 1 Combination Therapy BCL-1 B cell lymphoma 2 Combination Therapy B16-BL6 Melanoma 3

Anti-CD27 agonist to address exhausted T cell mechanism of cancer immune resistance Activates and induces the maturation and migration of naïve T cells Drives the diversification of the T cell repertoire Enhances NK cell activation Activates low affinity antigens

Lead anti-CD27 mAb demonstrates robust agonist activity on T and NK cells in in vitro studies Increases NK cell activation Increases T cell proliferation and activation T cell Proliferation IFNγ - Secretion TNFα - Secretion Kineta data on file CD69+ NK cells T cell NK cell NFKB induction NFKB induction

Lead anti-CD27 agonist mAb demonstrates single agent tumor growth inhibition (TGI) in preclinical models Kineta data on file Colorectal Cancer Model MC38 huCD27 KI mice Tumor Growth Inhibition Lead anti-CD27 mAb: 61% mMRK131A: 40% Monotherapy Days post implantation Tumor Volume (mm3) KA2720 & MRK131A mouse IgG2a isotype equivalent

Program Neuromuscular diseases-ALS Undisclosed target Cystic fibrosis Partner Key deal terms Received $5M milestone payment in July 2023 Up to $255M in milestones Royalties on net sales Over $100M in upfront payment and milestones Tiered royalties on net sales Up to $965M in commercial only milestones Royalties on net sales Revenue share on sub-license payments ~$1.3 billion in potential milestone payments plus royalties on net sales License Agreements

Currently Evaluating Strategic Alternatives Completed a review of our business and will be evaluating strategic alternatives for the Company and the assets to maximize shareholder value Approved by the Board of Directors Based on the current financing environment, the Company implemented several immediate actions Reduction in force of 64% Cease enrollment of new patients into the ongoing Phase 1 clinical trial (VISTA-101) Outreach to potential strategic and/or financial partners regarding our assets Strategic options may include, but are not limited to, an acquisition, merger, reverse merger, sale of assets, strategic partnerships, liquidation, or other transactions

KVA12123: VISTA blocking mAb to address immunosuppression in the TME Ongoing Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Cleared first 5 monotherapy cohorts & first two combination cohort, no dose limiting toxicities, >90% VISTA receptor occupancy Biomarkers demonstrate efficacy-related cytokine secretion and significant changes in anti-tumor immune cell subpopulations Long-term stable disease observed in monotherapy and partial responses in combination therapy  2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Innate Immunity Focused Pipeline Anticipated KVA12123 Catalysts Kineta is developing next-generation immunotherapies that address cancer immune resistance ~$1.3 billion in potential milestone payments plus royalties on net sales Partnerships Currently exploring strategic alternatives

Developing next generation immunotherapies for cancer patients www.kinetabio.com